CBRE Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The Fund has declared three (3) distributions of $0.06 per share for the months of January, February and March 2025 ($0.18 per share in total). You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. The character of the current (and YTD) distribution(s) will change throughout the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has made or declared three (3) regular monthly distributions totaling $0.18 per share for the period January 1, 2025 to March 31, 2025. The sources of the distributions declared for each month and the period from January 1, 2025 to March 31, 2025 is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income		Net Realized Short-Term Capital Gains		Net Realized Long-Term Capital Gains		Return of Capital
Monthly	$0.06	$0.008	(13%)	$0.000	(1%)	$0.002	(3%)	$0.050	(83%)
Period:	$0.18	$0.024	(13%)	$0.001	(1%)	$0.006	(3%)	$0.149	(83%)
01/01/2025 - 03/31/2025

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains may also be offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year 2024 (January 1, 2024 through December 31, 2024) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2024, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (January 1, 2020 through December 31, 2024) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

For the Period 01/01/2024 to 12/31/2024
Cumulative Total Return[1]	-6.50%
Cumulative Distribution Rate[2]	14.12%
Preceding Five-Year Period 01/01/2020 to 12/31/2024
Average Annual Total Return[3]	1.52%
Average Annual Distribution Rate[4]	9.63%
Current Annualized Distribution Rate[5]	14.12%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for fiscal year 2024 (January 1, 2024 through December 31, 2024) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of December 31, 2024.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2024.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreim.com/igr.

As always, we appreciate your investment in the CBRE Global Real Estate Income Fund.

CBRE Global Real Estate Income Fund

January 10, 2025

CBRE Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The Fund has declared three (3) distributions of $0.06 per share for the months of April, May and June 2025 ($0.18 per share in total). You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. The character of the current (and YTD) distribution(s) will change throughout the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has made or declared six (6) regular monthly distributions totaling $0.36 per share for the period January 1, 2025 to June 30, 2025. The sources of the distributions declared for each month and the period from January 1, 2025 to June 30, 2025 is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income		Net Realized Short-Term Capital Gains		Net Realized Long-Term Capital Gains		Return of Capital
Monthly	$0.06	$0.007	(12%)	$0.000	(0%)	$0.000	(0%)	$0.053	(88%)
Period:	$0.36	$0.045	(12%)	$0.000	(0%)	$0.000	(0%)	$0.315	(88%)
01/01/2025 - 06/30/2025

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains may also be offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year 2025 (January 1, 2025 through March 31, 2025) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2025, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (April 1, 2020 through March 31, 2025) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

For the Period 01/01/2025 to 03/31/2025
Cumulative Total Return[1]	2.35%
Cumulative Distribution Rate[2]	3.57%
Preceding Five-Year Period 04/01/2020 to 03/31/2025
Average Annual Total Return[3]	8.56%
Average Annual Distribution Rate[4]	10.01%
Current Annualized Distribution Rate[5]	14.29%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for fiscal year 2025 (January 1, 2025 through March 31, 2025) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of March 31, 2025.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2025.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreim.com/igr.

As always, we appreciate your investment in the CBRE Global Real Estate Income Fund.

CBRE Global Real Estate Income Fund

April 10, 2025

CBRE Global Real Estate Income Fund

(the “Trust”) (NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The Trust has declared three (3) distributions of $0.06 per share for the months of July, August and September 2025 ($0.18 per share in total). You are receiving this notice as a requirement of the Trust’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) (“YTD”) distribution(s) in terms of income, capital gain, and return of capital. The character of the current (and YTD) distribution(s) will change throughout the course of the year, as the Trust’s estimates of the sources of its income become more clear.

The Trust has made or declared nine (9) regular monthly distributions totaling $0.54 per share for the period January 1, 2025 to September 30, 2025. The sources of the distributions declared for each month and the period from January 1, 2025 to September 30, 2025 is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income		Net Realized Short-Term Capital Gains		Net Realized Long-Term Capital Gains		Return of Capital
Monthly	$0.06	$0.008	(13%)	$0.000	(0%)	$0.000	(0%)	$0.052	(87%)
Period:	$0.54	$0.073	(13%)	$0.000	(0%)	$0.000	(0%)	$0.467	(87%)
01/01/2025 - 09/30/2025

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Trust’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT TRUST DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Trust’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Trust’s investment income is mainly comprised of distributions received from the real estate investment trusts (“REITs”) and other companies in which it invests. “Net investment income” refers to the Trust’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Trust from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Trust for less than one year. Long-term capital gains are those arising from the sale of securities held by the Trust for a year or more. The amount of net realized capital gains may also be offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Trust. A portion of the distributions the Trust receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Trust does not know the ultimate character of these distributions at the time they are received, so the Trust estimates the character based on historical information. The Trust’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Trust’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Trust.

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income”.

The Trust’s monthly distribution is set by its Board of Trustees. The Board reviews the Trust’s distribution on a quarterly basis in view of the investment manager’s market outlook as well as the net investment income, realized and unrealized gains, and other net unrealized appreciation or income potential. The Trust strives to establish a level monthly distribution that will serve to distribute an amount closely approximating the Trust’s net investment income and net realized capital gains over time.

The Trust, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (“SEC”), utilizes a managed distribution policy under which the Trust’s regular monthly distribution may include both income and, where applicable, realized capital gains. If the Trust’s total distributions for a period exceed the total amount of net income and net capital gains realized by the Trust, the excess will generally be a return of capital.

Dividends from net investment income, if any, are declared quarterly and paid monthly. Dividends and other distributions to common shareholders are recorded on the ex-dividend date. A portion of distributions for a period may be a return of capital if the amount of the distributions paid for the period exceeds the net investment income and net realized capital gains for the period. The Trust may offset realized capital gains with realized capital losses and capital loss carryforwards rather than distribute such gains.

The Board continues to regularly review the level of the Trust’s distribution and the ability to sustain it.

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of this distribution or from the terms of the Trust’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Trust’s net asset value (“NAV”). The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Trust is determined by the market price of the Trust’s shares.

The Trust’s Cumulative Total Return for fiscal year 2025 (January 1, 2025 through June 30, 2025) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Trust’s Cumulative Distribution Rate for 2025, as well as its Current Annualized Distribution Rate. Moreover, the Trust’s Average Annual Total Return for the preceding five-year period (July 1, 2020 through June 30, 2025) is set forth below. Shareholders should take note of the relationship between the Trust’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Trust Performance and Distribution Rate Information:

For the Period 01/01/2025 to 06/30/2025
Cumulative Total Return[1]	5.12%
Cumulative Distribution Rate[2]	7.21%
Preceding Five-Year Period 07/01/2020 to 06/30/2025
Average Annual Total Return[3]	5.30%
Average Annual Distribution Rate[4]	10.29%
Current Annualized Distribution Rate[5]	14.43%

1	Cumulative Total Return is the percentage change in the Trust’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for fiscal year-to-date 2025 (January 1, 2025 through June 30, 2025) is determined by dividing the dollar value of distributions in the period by the Trust’s NAV as of June 30, 2025.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Trust for the preceding five-year period. Annual Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Trust’s NAV as of June 30, 2025.

For more information on the Trust, please contact your financial advisor or visit us on the web at www.cbreim.com/igr.

As always, we appreciate your investment in the CBRE Global Real Estate Income Fund.

CBRE Global Real Estate Income Fund

July 10, 2025

CBRE Global Real Estate Income Fund

(the “Trust”) (NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The Trust has declared three (3) distributions of $0.06 per share for the months of October, November and December 2025 ($0.18 per share in total). You are receiving this notice as a requirement of the Trust’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) (“YTD”) distribution(s) in terms of income, capital gain, and return of capital. The character of the current (and YTD) distribution(s) will change throughout the course of the year, as the Trust’s estimates of the sources of its income become more clear.

The Trust has made or declared twelve (12) regular monthly distributions totaling $0.72 per share for the period January 1, 2025 to December 31, 2025. The sources of the distributions declared for each month and the period from January 1, 2025 to December 31, 2025 is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income		Net Realized Short-Term Capital Gains		Net Realized Long-Term Capital Gains		Return of Capital
Monthly	$0.06	$0.008	(13%)	$0.000	(0%)	$0.000	(0%)	$0.052	(87%)
Period:	$0.72	$0.096	(13%)	$0.000	(0%)	$0.000	(0%)	$0.624	(87%)
01/01/2025 - 12/31/2025

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Trust’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT TRUST DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Trust’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Trust’s investment income is mainly comprised of distributions received from the real estate investment trusts (“REITs”) and other companies in which it invests. “Net investment income” refers to the Trust’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Trust from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Trust for less than one year. Long-term capital gains are those arising from the sale of securities held by the Trust for a year or more. The amount of net realized capital gains may also be offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Trust. A portion of the distributions the Trust receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Trust does not know the ultimate character of these distributions at the time they are received, so the Trust estimates the character based on historical information. The Trust’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Trust’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Trust.

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income”.

The Trust’s monthly distribution is set by its Board of Trustees. The Board reviews the Trust’s distribution on a quarterly basis in view of the investment manager’s market outlook as well as the net investment income, realized and unrealized gains, and other net unrealized appreciation or income potential. The Trust strives to establish a level monthly distribution that will serve to distribute an amount closely approximating the Trust’s net investment income and net realized capital gains over time.

The Trust, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (“SEC”), utilizes a managed distribution policy under which the Trust’s regular monthly distribution may include both income and, where applicable, realized capital gains. If the Trust’s total distributions for a period exceed the total amount of net income and net capital gains realized by the Trust, the excess will generally be a return of capital.

Dividends from net investment income, if any, are declared quarterly and paid monthly. Dividends and other distributions to common shareholders are recorded on the ex-dividend date. A portion of distributions for a period may be a return of capital if the amount of the distributions paid for the period exceeds the net investment income and net realized capital gains for the period. The Trust may offset realized capital gains with realized capital losses and capital loss carryforwards rather than distribute such gains.

The Board continues to regularly review the level of the Trust’s distribution and the ability to sustain it.

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of this distribution or from the terms of the Trust’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Trust’s net asset value (“NAV”). The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Trust is determined by the market price of the Trust’s shares.

The Trust’s Cumulative Total Return for fiscal year 2025 (January 1, 2025 through December 31, 2025) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Trust’s Cumulative Distribution Rate for 2025, as well as its Current Annualized Distribution Rate. Moreover, the Trust’s Average Annual Total Return for the preceding five-year period (October 1, 2020 through September 30, 2025) is set forth below. Shareholders should take note of the relationship between the Trust’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Trust Performance and Distribution Rate Information:

For the Period 01/01/2025 to 09/30/2025
Cumulative Total Return[1]	7.50%
Cumulative Distribution Rate[2]	10.98%
Preceding Five-Year Period 10/01/2020 to 09/30/2025
Average Annual Total Return[3]	6.25%
Average Annual Distribution Rate[4]	10.61%
Current Annualized Distribution Rate[5]	14.63%

1	Cumulative Total Return is the percentage change in the Trust’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for fiscal year-to-date 2025 (January 1, 2025 through September 30, 2025) is determined by dividing the dollar value of distributions in the period by the Trust’s NAV as of September 30, 2025.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Trust for the preceding five-year period. Annual Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Trust’s NAV as of September 30, 2025.

For more information on the Trust, please contact your financial advisor or visit us on the web at www.cbreim.com/igr.

As always, we appreciate your investment in the CBRE Global Real Estate Income Fund.

CBRE Global Real Estate Income Fund

October 10, 2025